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                                                                   EXHIBIT 10.25

                                                            MONY Loan No. 101183
                                                             Ontario, California

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement") is made as of the 21st day of December, 2000, by and between YALE INVESTMENTS, LLC, a Delaware limited liability company (the "Borrower"), and MONY LIFE INSURANCE COMPANY, a New York corporation ("Lender").

         In consideration of the mutual covenants and agreements contained herein, Lender agrees to make and Borrower agrees to accept a loan (the "Loan") in the original principal amount of Seven Million Eight Hundred Fifty Thousand Dollars ($7,850,000.00 U.S.), pursuant to that certain Mortgage Loan Application dated November 1, 2000, executed by Skechers U.S.A., Inc., a Delaware corporation, as applicant on behalf of the Borrower pending Borrower's formation, and accepted by Lender on November 29, 2000 (the "Commitment"), and in accordance with and subject to the terms and conditions set forth below.

1.       AGREEMENT TO LEND

1.1 LOAN. In reliance on Borrower's prompt and faithful performance of all the terms, provisions and conditions of the Commitment, Lender agrees to advance the Loan to Borrower subject to all the terms and conditions contained in this Agreement and any and all documents executed by Borrower to evidence or secure, or otherwise in connection with, the Loan (collectively with this Agreement, the "Loan Documents"); provided, however, that that Borrower's Certificate and Indemnity Regarding Hazardous Substances executed by Borrower on or about the date hereof, shall not be a Loan Document, and shall be and constitute at all times, an unsecured obligation of Borrower.

1.2 ADVANCE OF FUNDS. Borrower's execution of this Agreement constitutes authorization by Borrower to Lender to proceed with advancing the sum of $7,850,000 for the account of Borrower as the proceeds of the Loan (the "Loan Proceeds"), by wiring the sum of $8,085,500 (representing said Loan proceeds plus the sum of $235,500 as a refund of Borrower's "Commitment Fee") to Stewart Title Company ("Escrow Agent"). Borrower acknowledges that the Loan Proceeds so advanced shall be evidenced by and bear interest at the rate set forth in that certain Loan Document entitled Promissory Note of even date herewith made by Borrower payable to the order of Lender in the original principal amount of the Loan (the "Note"), from the day on which such fluids are first so advanced by Lender ("Closing Date"), notwithstanding any delay occasioned by any cause whatsoever in the receipt of such funds by Escrow Agent or in the disbursement of such funds to or for the account of Borrower.

1.3 AMOUNTS IN EXCESS OF LOAN. Lender shall have the right, but not the obligation, to fund amounts in excess of the Loan from time to time to pay accrued and unpaid interest owing on the Loan or to correct any defaults in any of the Loan Documents (Borrower agreeing that the correcting of a default by Lender shall not cure any Event of Default under this Agreement). Such excess amounts when funded shall be deemed evidenced by


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         the Note, shall bear interest at the Augmented Rate (as defined in the
         Note), shall be covered by any guaranty furnished to Lender in connection with the Loan, and shall be secured and otherwise evidenced by the other Loan Documents and all other security and collateral for the Loan. Borrower hereby agrees to execute additional notes, mortgages, security agreements, and other additional Loan Documents, and modifications thereto, promptly upon request by Lender, in favor of Lender, evidencing and securing any amounts funded in excess of the Loan.

2. BORROWER REPRESENTATIONS, WARRANTIES, CERTIFICATIONS, CONFIRMATIONS, COVENANTS AND AGREEMENTS

         Borrower, having had the benefit of legal counsel, warrants, represents, certifies, confirms, covenants and agrees, with and to Lender, that each of the following statements are or will be true and correct as of the Closing Date, quid shall remain true during the term of the Loan secured hereby:

2.1 CONDITIONS PREVENTING COMPLIANCE. To the best knowledge of Borrower, no conditions exist which would prevent Borrower or any guarantor of the Note ("Guarantor") from fully complying with the provisions of this Agreement or of any of the other Loan Documents, within the applicable time limits herein or therein set forth.

2.2 LAND AND IMPROVEMENTS. Borrower has good and marketable indefeasible fee simple title to that certain real property located in San Bernardino County, California, more particularly described on EXHIBIT "A" attached hereto and by this reference made a part hereof (the "Land"), which is improved by a newly constructed industrial building containing approximately 262,854 square feet of net rentable area and on-site, striped parking spaces for 147 standard-sized American automobiles, 49 trucks, and 7 handicap vehicles located on the Land (collectively, the "Improvements"; the Improvements and the Land being collectively referred to herein as the "Real Property").

2.3      NON-FOREIGN STATUS; DUE ORGANIZATION; NO BANKRUPTCY; PENSION STATUS.

         (A) Borrower is and will continue to be a limited liability company duly organized and validly existing under the laws of the State of California. Borrower has all requisite power and authority to carry on its business, to hold title to the Real Property, to enter into this Agreement and the Loan Documents and to consummate the transactions contemplated hereby and thereby. Guarantor is and will continue to be a corporation duly organized and validly existing under the State of Delaware and has all requisite power and authority to execute the instruments to be executed by Guarantor as set forth in the Commitment (the "Guarantor Documents").

         (B) Borrower: (i) does not hold, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the interest which it owns in the Real Property and personal property located in and used in connection with the ownership and operation of the Real Property; (ii) is not a shareholder or partner or member of any other entity; and (iii) does not conduct any other business other than the ownership, management and operation of the Real Property.


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         (C) Neither Borrower nor any Guarantor is a non-resident alien, foreign corporation, foreign partnership, foreign trust, foreign estate or other "foreign person" (as these terms are defined in the United States Internal Revenue Code and the regulations promulgated pursuant thereto (collectively, the "I.R.C.")); Borrower's social security number or United States Taxpayer Identification Number (whichever is applicable) is 200033210039 and its office address is 228 Manhattan Beach
         Boulevard, Manhattan Beach, California 90266. Borrower understands that Lender is relying on and will rely on the above certification in determining whether withholding is required pursuant to Section 1445 of the I.R.C. Borrower further understands that the above certification may be disclosed to the Internal Revenue Service by Lender and that any false statement Borrower has made therein could be punished by fine, imprisonment, or both. Neither Borrower nor Guarantor is currently in or contemplating dissolution, suspension, termination, liquidation, partition and/or winding up.

         (D) Neither Borrower nor any Guarantor nor all or any portion of the Real Property or other property of Borrower or any Guarantor is the subject of or under the jurisdiction of (i) any voluntary or involuntary proceeding under any applicable bankruptcy, insolvency, debtor relief or other similar law; or (ii) the appointment of or possession by any receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official; nor has Borrower (A) made any general assignment for the benefit of creditors; (B) generally failed to pay their debts as they became due; or (C) taken any action in furtherance of any of the foregoing.

         (E) The execution, delivery and performance of the Loan Documents and Guarantor Documents (i) have been duly authorized in accordance with the provisions of the Borrower's and Guarantor's, as applicable, organizational documents and in accordance with all other of the governing documents by which the operations and administration of Borrower and Guarantor are controlled (collectively, the "Governing Instruments"), and no other action or authority is requisite or will be required for the execution, delivery and performance of the Loan Documents or Guarantor Documents, (ii) create legal, valid and binding obligations of Borrower and Guarantor enforceable in accordance with their terms, subject to bankruptcy and similar laws and general equitable principles; (iii) do not require the approval or consent of any Governmental Authority (as hereinafter defined) having jurisdiction over Borrower, any Guarantor or the Real Property; (iv) do not and will not constitute a violation of, or default under, the Governing Instruments of Borrower or Guarantor or any law, statute, ordinance, rule or regulation applicable to Borrower or Guarantor; and (v) will not be in contravention of any court or administrative order or ruling applicable to Borrower, Guarantor or the Real Property. Any and all such authorizations remain in full force and effect and have not been amended, revoked or terminated. As used herein, "Governmental Authority" means the United States of America, the state wherein the Real Property is located, the state under the laws of which Borrower or any Guarantor is organized, any political subdivision of any of them, and any court, agency, department, commission, board, bureau or instrumentality of any of them.


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         (F) The Real Property is owned by Borrower, which is not a pension plan or employee benefit plan and is not controlled by a pension plan or employee benefit plan. Borrower does not have, as a partner (general or limited), shareholder, member or other principal, any pension plan or employee benefit plan. Borrower (and its constituents) and Lender are not parties in interest and the Loan will not constitute a prohibited transaction under the Internal Revenue Code or the Employee Retirement Income Security Act of 1974.

2.4 TAXES PAID. Borrower has filed and will file all tax returns and reports required by law. Borrower has paid, to the extent now due and payable, all taxes, assessments, contributions, fees, and other governmental charges upon Borrower and upon the Real Property. No tax liens have been filed against any assets of Borrower.

2.5 NO VIOLATION. There is no violation of or default with respect to any term or provision of any mortgage, deed of trust, security deed, indenture, contract, agreement or instrument applicable to Borrower or the Real Property, or by which Borrower or the Real Property is bound, and the execution, delivery, performance of and compliance with each and every one of the Loan Documents will not result in any such violation and will not be in conflict with or constitute a default under any such term or provision, or result in the creation of any lien, charge, or encumbrance on any of the properties or assets of Borrower other than the Loan Documents. No consent of any other person or entity to such execution, delivery and/or performance is required to render the Loan Documents as valid, binding and enforceable in accordance with their terms.

2.6 LITIGATION. No actions, suits, or proceedings are pending or, to the best knowledge of Borrower, threatened against or affecting Borrower, any Guarantor, or the Real Property or any other assets subject to the Loan Documents, in any court of law or in equity, or before any governmental department, commission, board, bureau, agency, or other instrumentality which might materially adversely affect the ability of Borrower or any Guarantor to perform their obligations hereunder or under any of the Loan Documents or Guarantor Documents or might adversely affect the priority of Lender's first lien on the Real Property.

2.7 NO CONFLICT. The consummation of the transactions contemplated herein and by the Loan Documents or Guarantor Documents will not conflict with or result in a breach of any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentalities, domestic or foreign. Neither Borrower nor any Guarantor is in violation or ire default of any applicable law or regulation which materially affects the business, properties (including the Real Property), condition (financial or otherwise) or operation of Borrower or any Guarantor. Neither Borrower nor any Guarantor is in violation or in default of any order, writ, injunction, demand or decree of any court, or any indenture, agreement or other instrument under which Borrower, any Guarantor or the Real Property is or may be bound, the violation or default of which might have an adverse effect on the business, properties, condition (financial or otherwise) or operations of Borrower or any Guarantor or might result in the acceleration of the maturity of any of their indebtedness.


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2.8      NO CONSENT REQUIRED. No consent, approval, or authorization of or registration, declaration or, filing with any governmental or public body or authority is required (or, if required, such consent, approval, order, or authorization will be obtained prior to the date it is required) in connection with the valid execution and delivery of each of the Loan Documents, or the carrying out of or performance of any of the transactions required or contemplated hereby or thereby. Borrower has not received any material order or notice from any governmental agency regarding the Real Property which it has not delivered promptly to Lender.

2.9 ACCESS. The Land is contiguous to public streets, roads or highways, and vehicular and pedestrian access from the Land is permitted to any such streets, roads or highways.

2.10 CONDEMNATION. No condemnation or eminent domain proceeding has been commenced or, to the best knowledge of Borrower, threatened against the Real Property or any portion thereof.

2.11 BINDING OBLIGATION. The Loan Documents and the Guarantor Documents will be duly executed and delivered and are and will be valid and legally binding obligations of Borrower and any Guarantor. Borrower has thoroughly read and reviewed the terms and provisions of this and all other Loan Documents and such terms and provisions are clearly understood and have been fully and unconditionally consented to by Borrower. Borrower has had a complete and sufficient opportunity for advice of legal counsel of its own selection, in regard to understanding the terms, meaning and effect of this and all other Loan Documents. Borrower has freely and voluntarily executed this Agreement and the other Loan Documents with full knowledge of the consequences thereof and without duress or undue influence. Neither Borrower nor any Guarantor has relied on representations, either written or oral, express or implied, made to it by Lender or any attorney or agent acting on behalf of Lender, which are not contained in the Loan Documents.

2.12 PROCEEDS AND THEIR USE, SET-OFFS AND DEFENSES. Borrower acknowledges that it has received the full amount of the Loan Proceeds. The proceeds of the Loan will be used by Borrower exclusively for commercial, investment or other business purposes and not for personal, family or household purposes. There are no setoffs or defenses to Borrower's obligation to pay the indebtedness evidenced by the Note or otherwise perform pursuant to this and the other Loan Documents.

2.13 RENT ROLL AND LEASES. EXHIBIT "B" attached hereto and by this reference made a part hereof is a true, accurate and complete rent roll (the "Rent Roll") indicating all leases and subleases currently in effect with respect to any portion of the Real Property (collectively the "Leases"). In connection with the Leases, Borrower represents and warrants as follows:

         (A) The Leases previously delivered to Lender are complete and correct copies of the original Leases, including all amendments, addenda, riders, subleases and other documentation relative thereto, and all Leases are in full force and effect without default and are unmodified except as noted in the Rent Roll or in any tenant estoppel statement previously delivered to Lender;


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         (B) Borrower is the lessor under the Leases and has not assigned or agreed to assign (except to Lender) its interest as lessor or master lessor, as appropriate, under the Leases in whole or in part;

         (C) No monetary concessions or inducements of any kind or nature have been given or promised to the tenants under the Leases (individually, a "Lessee" and collectively, the "Lessees"), and no Lessee has any existing defense or claim of offset against Borrower or to such Lessee's payment and performance of its obligations under its Lease, except as noted in the Rent Roll or in any tenant estoppel statement previously delivered to Lender by such Lessee;

         (D) No Lessee has or can acquire any right to terminate such Lessee's Lease, or cease paying the full rent thereunder, before the end of the term of such Lease except as set forth in the Rent Roll;

         (E) The Lessees are each in possession and actually paying rent, in the sums and at the times and under the terms as set forth in the Leases, except as disclosed in the Rent Roll;

         (F) No Lessee has an option or right of first refusal or other right to purchase all or any portion of the Real Property, except as set forth in the Rent Roll or in a tenant estoppel statement previously delivered to Lender;

         (G) The Leases are on an unfurnished basis;

         (H) The original term of each Lease is accurately set forth in the Rent Roll;

         (I) No rent has been collected from any Lessee in advance of the date due (other than any security deposits);

         (J) Borrower has committed no default or breach under any of the Leases, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by Borrower, under any of the Leases;

         (K) None of the Lessees are, as of the date hereof, in default in the performance of any Lease, nor has any event occurred which, with the passage of time or the giving or notice, or both, would constitute a default or breach by Lessee except as disclosed in the Rent Roll;

         (L) Except as noted in the Rent Roll, no Lease has been assigned and no premises demised under any Lease have been sublet;

         (M) Except for Lessees occupying the Real Property under the Leases, no persons have any possessory right in or right to occupy the Real Property; and

         (N) All work, labor, services and material furnished to or in connection with the portions of the Real Property let pursuant to the terms of the Leases have been fully paid for, so that no mechanics', materialmen's or other lien may properly be filed against the Real Property relating to such matters.

2.14 BROKERAGE COMMISSIONS. No claim is made by any person for unpaid commissions or brokerage or any other participation in the income from or ownership of the Real


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         Property, and no persons have any liens or claims for money which are or may be superior to the lien and charge of the Loan Documents.

2.15 REPRESENTATIONS IN COMMITMENT AND OTHERWISE. The representations made in connection with the Commitment, including but not limited to the type of development, income and expenses of the Real Property, the Leases, and the financial condition and credit of Borrower, are as represented in the Commitment in all respects, except any changes which may have been approved by Lender in writing. In addition to the foregoing, all financial and other information and statements relating to Borrower, any Guarantor and/or any of the Real Property which has been previously supplied to Lender by Borrower, are true, complete and correct in all material respects and have been prepared in accordance with generally acceptable accounting principles, consistently applied.

2.16 STATUS OF REAL PROPERTY. As of the date hereof: (a) not fewer than 262,854 square feet of net rentable area of the Improvements are physically occupied by Lessees; (b) all of the Lessees together are paying gross annual rentals of not less than $1,012,488; (c) all of the Improvements are in tenantable condition (except, in the case of space not yet occupied, for tenant finish items and fixtures required for a particular Lessee's use); (d) there are no elevators located in the Improvements; (e) there are (and throughout the term of the Loan shall continue to be) not fewer than 203 paved parking spaces at the Property, including 49 truck spaces and 7 parking spaces suitable for handicap vehicles; (f) there has been no material damage to the Real Property or undue settlement of the Improvements; (g) neither Borrower nor, to the best knowledge of Borrower, any of the Lessees are the subject of any bankruptcy, reorganization or insolvency proceeding or any other similar debtor-creditor proceeding; and (h) the Real Property is free from all due and unpaid water charges, sewer rents, taxes and assessments.

2.17     OPERATION OF THE REAL PROPERTY.

         (A) The Real Property is in full compliance with all governmental permits and requirements necessary under applicable law to the lawful ownership and operation of the Real Property;, including but not limited to all applicable zoning, building, safety and environmental laws, ordinances and regulations. All inspections, licenses, permits and certificates required by law, regulation or insurance standards with respect to the use and occupancy of the Real Property have been issued and are in full force and effect. All documents evidencing the right lawfully to occupy the Real Property were duly issued in the usual course, and Borrower has not received notice of any violation of any covenants (public or private), ordinances, statutes, rules, orders or other regulations, nor any notice that the Certificate of Occupancy or equivalent certification (a copy of which was previously delivered to Lender) has been called into question or revoked, nor has Borrower received any notice that the Real Property or the uses to which it has been put are being challenged by any private individual or any court, administrative body, municipal corporation or official having jurisdiction. Borrower has not received any notices, suits, orders, decrees or judgments relating to violations or alleged violations of zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental, or other laws against or with respect to the Real Property or any part


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         thereof. Borrower is not aware of any irregularity in the issuance of any governmental permits or approvals which were necessary to construct or operate lawfully the Real Property.

         (B) There are no actions, suits or proceedings that have been instituted or, to the best knowledge of Borrower, threatened against Borrower or affecting or involving any portion of the Real Property, at law or in equity, by or for any Federal, State or Municipal governmental department, commission, board, bureau, agency or instrumentality or any arbitration group or body, and there are no claims, rights of offset, or litigation, actual, or to the best knowledge of Borrower, threatened, with respect to the Real Property or any portion thereof or Borrower, or any principal therein.

         (C) Borrower has no knowledge of any material defects in the Improvements or any of them.

         (D) The Real Property: (i) is in compliance with applicable subdivision and land use ordinances, if any; (ii) constitutes a separate tax lot or lots for real estate tax purposes, separate from all other taxed properties (Borrower hereby covenanting and agreeing that it shall not undertake or consent to the taking of any action to change such status); and (iii) is being used for purposes consistent with all applicable zoning laws and regulations and all restrictive covenants affecting the Property.

         (E) All of the Improvements have been constructed (and, as applicable, renovated) in accordance with the requirements of all regulatory authorities having jurisdiction. All Improvements have been constructed or renovated entirely on the Real Property within the applicable building restriction lines; do not and shall not violate use or other restrictions contained in prior conveyances, zoning ordinances or restrictions; and will not encroach upon any easement or right of way or upon the land of others.

         (F) All utilities and services necessary to the full use and enjoyment of the Real Property and Improvements (including, without limitation, gas, electricity and telephone) have been fully installed and are connected to the Property. All roads necessary for the full utilization of the Real Property and Improvements for their intended purposes have been completed. There is unrestricted access for the passage of motor vehicles to and from the Real Property to and from Champagne Avenue.

         (G) Borrower has not received any notices from any insurance company of any defects or inadequacies in the Real Property or any portion thereof, which would materially and adversely affect the insurability of the Real Property or any portion thereof or the premiums for the insurance thereof, and no notice has been given to Borrower by any insurance company that has issued a policy with respect to any portion of the Real Property or by any board of fire underwriters (or other body exercising similar functions) requesting the performance of any work, which has not been fully complied with.

         (H) Except as disclosed in writing by Borrower to Lender prior to the date of this Agreement, no part of the Property is located in an area designated as having special flood hazards on any maps entitled: "Flood Insurance Rate Map," "Flood Hazard Floodway Boundary Map," "Flood Hazard Boundary Map," or "Flood Boundary and Floodway Map" published by the Federal Emergency Management Agency or a "Flood


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         Hazard Boundary Map" published by the United States Department of
         Housing and Urban Development.

         (I) There are no parties in possession of any portion of the Real Property except Lessees under Leases. All Leases are in full force and effect. Borrower and the Real Property are in compliance with all Leases.

         (J) No options or other contracts are outstanding which give or grant to any party a right to purchase from Borrower the Real Property, any interest in the Real Property, any interest in Borrower, or any portion of any of the foregoing.

         (K) On the date hereof, the Real Property is zoned M-2 Vintage Industrial Overlay District, pursuant to the zoning ordinances of the City of Ontario, San Bernardino County, California. This zoning classification permits operation and use of the Real Property for a warehouse, distribution facility, offices and showrooms.

2.18 BORROWER'S REAL ESTATE EXPERIENCE. Borrower is a commercially sophisticated entity with experience in dealing in the financial marketplace and specifically in the real estate financial marketplace.

2.19 COMPLETE INFORMATION. No representation or warranty of Borrower or any Guarantor contained in any of the Loan Documents or Guarantor Documents, no statement of Borrower or any Guarantor contained in any certificate, schedule, list, financial statement or other instrument furnished to Lender by or on behalf of Borrower or any Guarantor, and, to the best knowledge of Borrower, no statement of any person or entity other than Borrower or any Guarantor contained in any certificate, schedule, list, financial statement or other instrument furnished to Lender by or on behalf of Borrower or any Guarantor, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein not misleading in any material respect.

2.20 TITLE POLICY. There is no agreement or arrangement between Stewart Title and Guaranty Company ("Title Company") and Borrower (or any person affiliated with Borrower) relative to Title Company's not setting forth in the title policy issued to Lender concurrently with the Closing of the Loan an exception for any matter, lien or encumbrance on or affecting the Real Property and/or Improvements, unless such agreement or arrangement has been disclosed to and consented to by Lender in writing prior to the date of this Agreement. No such agreement or arrangement will hereafter be entered into without the prior written consent of Lender.

3.       MISCELLANEOUS

3.1 DEFAULT AND REMEDIES. Any breach by Borrower of any covenant or agreement contained herein, or any misrepresentation by Borrower of any representation, warranty, certification or confirmation contained herein, shall, subject to any applicable notice and cure periods set forth in the other Loan Documents, constitute an "Event of Default" hereunder, and shall entitle Lender to exercise any and all remedies available to Lender pursuant to this Agreement and any other Loan Document, or available to Lender at law or in equity. In furtherance of the foregoing, any Event of Default hereunder shall be deemed to constitute an Event of Default under any and all of the other Loan Documents.


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         The remedies herein provided or otherwise available to Lender shall be cumulative and may be exercised concurrently and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise.

3.2 NO WAIVER; CONSENTS. Lender may waive any breach by Borrower of any of the provisions contained herein or in the Loan Documents, and/or any default by Borrower in the observance or performance of any covenant or condition required to be observed or performed by it contained herein or therein; provided always that such waiver or waivers shall be in writing, shall not be construed as a continuing waiver, and shall not extend to or be taken in any manner whatsoever to affect any subsequent breach, act of omission or default or affect Lender's rights resulting therefrom. Lender's consent to any act or omission of Borrower shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for Lender's consent to be obtained in any future or other instance. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, and any waiver or release with reference to any one event shall not be construed as continuing or as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.3 SUCCESSORS AND ASSIGNS. This Agreement and the other Loan Documents shall be binding upon Borrower and its respective successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not assign any right which it may have pursuant to the terms of this Agreement and the other Loan Documents without obtaining the prior written consent of Lender, which consent may be given or withheld in Lender's sole and absolute discretion. Lender may endorse, convey, transfer and assign its rights and interests under this Agreement and the other Loan Documents to any other party and/or affiliate of Lender and Borrower agrees to make such modifications in the Loan Documents as will facilitate such assignment provided that such modifications do not add to the obligations of Borrower.

3.4      NATURE OF RELATIONSHIP.

         (A) The relationship between Lender and Borrower in connection with the Loan shall be solely that of creditor and debtor. Nothing contained in this Agreement or in any other Loan Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership between Lender and Borrower. Lender shall not be in any way responsible or liable for the debts, losses, obligations or duties of Borrower with respect to the Real Property or otherwise by virtue of the Loan. All obligations to pay real property or other taxes, assessments, insurance premiums, and all other fees and charges arising from the ownership, operation, use or occupancy of the Real Property and to perform obligations under all Leases and other agreements and contracts relating to the Real Property shall be the sole responsibility of Borrower.

         (B) Lender is not a partner or joint venturer in any manner whatsoever with Borrower or any other party in the operation of the Real Property. Lender shall not in any manner whatsoever be liable or responsible by reason of the provisions hereof, or otherwise, for the payment of any claims arising from the operation of the Real Property. Lender shall not be responsible for the solvency of any company issuing any policy of insurance pursuant to any of the Loan Documents whether or not approved by it, or for the collection of any amounts due under any such policy, and shall be responsible and accountable only for such money as may be actually received by it, and then only in accordance with the terms of the Loan Documents. Nothing contained in any of the Loan Documents shall be construed as making Lender liable in any way for any loss, damage, or injury resulting from the non-insurance of the Real Property or any property located on the Real Property.

3.5      INDEMNIFICATION BY BORROWER.

         (A) Borrower hereby agrees to and shall indemnify, defend, protect and hold Lender harmless from and against any and all third party claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings, and all costs and expenses (including, without limitation, reasonable attorney's fees), arising directly or indirectly from, or out of, or in any way connected with (i) any inaccuracy in the representations, warranties, certifications or confirmations contained in this Agreement or in any of the other Loan Documents; and/or (ii) Borrower's ownership or operation of the Property. Borrower agrees that its obligations hereunder shall not be limited or in any way affected by any limitations on liability for repayment of the Indebtedness contained elsewhere in the Loan Documents, including, without limitation, any limitations on liability contained in Section 3.6 below, Section 9 of the Note or Section 3.7 of the Security Instrument (defined below).

         (B) Borrower agrees to indemnify, protect, defend, reimburse and hold Lender harmless for, from and against any and all claims and liabilities, losses, injuries, costs, damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements) which Lender may incur in administering or enforcing the Loan, Loan Documents or Guarantor Documents as a result of any act of Lender thereunder or taken pursuant hereto and of and from any and all claims or demands whatsoever which may be instituted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease or any other agreement made by Borrower relating to the Real Property. Should Lender incur any such liability under any Lease, or under or by virtue of this Agreement or any other Loan Document, or any other agreement made by Borrower relating to the Real Property, or in defense of any claims or demands related thereto, the amount thereof, including, without limitation, costs, expenses and reasonable attorneys' fees, shall be secured by the Security Instrument and all other instruments of security made in connection with the Loan, and Borrower agrees to reimburse Lender therefor immediately upon demand together with interest thereon at the Augmented Rate from the later of the date the demand therefor is received by Borrower or the date such amounts were incurred by Lender, to the date reimbursed. Upon the failure of Borrower to so indemnify, protect, defend, hold harmless or reimburse and the expiration of any applicable cure periods, Lender may declare all sums due hereunder and under the Note and the other Loan Documents immediately due and payable.

3.6 NON-RECOURSE, WITH EXCEPTIONS. Except as provided below, the liability of Borrower for payment of the indebtedness evidenced by the Note shall be limited to the Real Property and such other collateral ("Other Collateral") as may be pledged to secure the indebtedness evidenced hereby, pursuant to the Loan Documents, or otherwise. The Real Property and the Other Collateral are sometimes collectively referred to herein as the "Security." Lender agrees not to seek or obtain any deficiency or personal judgment against Borrower except such judgment or decree as may be necessary to obtain Borrower's interest in the Security. The foregoing limitation of Borrower's liability shall not apply to, and regardless of the sale or other disposition of the Security, Borrower shall be and remain personally liable for any loss, damage or expense, including reasonable attorney's fees, suffered by Lender as a result of any of the following (collectively, the "Recourse Obligations"):

         (A) Any failure of Borrower to maintain in full force and erect all insurance required to be maintained under the Loan Documents or to repair and/or reconstruct any of the Security in accordance with the terms of the Loan Documents.

         (B) Any failure of Borrower to pay when due all taxes and assessments levied or assessed against any of the Security (including, without limitation, any failure of Borrower to deposit sufficient tax/assessment impounds with Lender as required under the Loan Documents).

         (C) The execution, modification and/or termination of any Leases affecting the Security without the consent of Lender.

         (D) Any transfers of any of the Security or ownership interests in Borrower or in any entity that constitutes, either directly or indirectly, Borrower, without the consent of Lender, where such consent is required under the Loan Documents.

         (E) Any actions and claims instituted against or, affecting any of the Security, including mechanic's liens.

         (F) Any default under any separate Certificate(s) and Indemnity(ies) Regarding Hazardous Substances given by Borrower and/or Guarantor(s) in favor of Lender.

         (G) Any waste or intentional or willful destruction of any of the Security by Borrower or its agents arid contractors.

         (H) Any fraud or intentional or willful misrepresentation, by any party (other than Lender) executing the Note or any other Loan Document (even if other than Borrower) or any successor or permitted assign thereof.

         (I) Any misapplication of any proceeds (A) paid under any insurance policies or (B) realized from awards from condemnation or the exercise of the power of eminent domain (or a taking in lieu thereof), in any case arising from any of the Security (which misapplication shall be deemed to have occurred in the event that any such proceeds are not used in the manner provided in the Loan Documents relative to casualty and/or condemnation, as applicable).

         (J) Any misapplication of the gross proceeds (including without limitation rents and all other revenues) from any of the Security (which misapplication shall be deemed to have occurred in the event any of such gross proceeds are not first applied to costs of operating and maintaining the Security, including without limitation, payment of the
         Note).

         (K) Any application of security deposits other than in accordance with applicable law and with the terms of the applicable leases under which the security deposits are held; or Borrower's failure to provide such security deposits to Lender upon Lender's acquisition of the Security, after default.

         (L) The removal of any personal property, fixtures and equipment from the Security by or on behalf of the Borrower and Borrower's failure to replace same with items of the same utility and the same or greater value.

         (M) Any fees and commissions paid by Borrower to any member, partner, shareholders, agent, employee, affiliate or related party of Borrower.

         Notwithstanding any other provision of this Section 3.6 to the contrary, the Loan shall be fully recourse in the event that Borrower commences a voluntary bankruptcy or insolvency proceeding or a bankruptcy or insolvency proceeding is commenced against Borrower and is not dismissed within ninety (90) days of filing. As used herein, the phrase "Recourse Obligations" shall include Borrower's full recourse liability pursuant to the preceding sentence. Nothing contained herein, however, shall constitute a waiver of any right which Lender may have under any provisions of the United States Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that the Real Property shall continue to secure all of the indebtedness owing to Lender.

         In connection with the foregoing, Borrower shall cause each Guarantor(s) to execute a guaranty relative to the Recourse Obligations acceptable to Lender in all respects.

3.7      ATTORNEYS' FEES.

         (A) In the event Borrower fails to perform any of its obligations under the Loan Documents or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement or other Loan Document or a party's rights hereunder, then the Borrower shall pay any and all costs and expenses incurred by Lender on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements, whether in trial courts, appellate courts, bankruptcy courts, arbitration or mediation. Arty such attorneys' fees and other expenses incurred by Lender in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to arty other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

         (B) Without limiting the generality of Section 3.7(a) above, Borrower hereby agrees to pay all costs of collection under the Loan Documents and the Guarantor Documents executed in connection herewith, including attorneys' fees, whether or not litigation is actually commenced and whether in trial courts, appellate courts, bankruptcy courts, arbitration or mediation. In the event Lender is made a party to any litigation because of the existence or execution of the Loan Documents or Guarantor Documents, Borrower shall reimburse Lender for its costs and attorneys' fees incurred with respect to such litigation.

3.8 TIME OF ESSENCE. Time is of the essence of all obligations under the Loan Documents.

3.9 MODIFICATION, AND AMENDMENTS. No modification, consent, amendment or waiver of any provision:, of the Loan Documents or the other documents executed in connection therewith, nor consent of any departure by Borrower therefrom, shall be effective unless the same be in writing.

3.10 INDEMNIFICATION FOR BROKERS' FEES. Borrower represents and warrants to Lender that it has had no dealings, negotiations, or consultations with any broker, representative, employee, agent or other intermediary other than L.J. Melody and Company ("Broker") in connection with the obtaining or the funding of the Loan. Borrower agrees to indemnify, defend and hold Lender free and harmless from the claims of Broker and any other brokers, representatives, employees, agents or other intermediaries claiming to have represented Borrower or otherwise to be entitled to compensation in connection with this Agreement or the funding of the Loan. The provisions of this Section 3.10 shall survive the funding and subsequent repayment of the Loan.

3.11 SURVIVAL OF WARRANTIES. All covenants, agreements, representations, certifications, confirmations, warranties and indemnifications made herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loan.

3.12 SEVERABILITY. If any provision of this Agreement or any of the other Loan Documents is invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement or the other Loan Documents and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.13 GOVERNING LAW. This Agreement and the other Loan Documents shall be governed by and construed in all respects according to the laws of the state wherein the Real Property is located, without regard to the choice of laws provisions thereof.

3.14 RELATIONSHIP OF LOAN DOCUMENTS AND THIS AGREEMENT TO COMMITMENT. The terms and provisions of this Agreement and the other Loan Documents supersede any inconsistent terms and conditions of the Commitment which shall otherwise survive the execution and delivery of the Loan Documents. Any failure by Borrower to perform any remaining obligations under the Commitment, including but not limited to any obligation to pay fees to Lender or to pay any costs or expenses relating to the Loan, shall constitute an Event of Default hereunder and under the other Loan Documents.

3.15 REASONABLENESS OF ACTIONS. In each and every instance in which the approval, consent, authorization, or satisfaction of Lender is required under the provisions of this Agreement or any of the ocher Loan Documents, such approval, consent, authorization, or satisfaction if withheld or delayed shall be presumed reasonable, and in the event it is ultimately determined that Lender's approval, consent, authorization, or satisfaction was wrongly withheld or delayed, Borrower's remedies shall be limited to specific performance if specific performance would make Borrower whole, and if not, Borrower's damages shall be limited to actual damages and/or specific performance the end result of which is to make Borrower whole. By the execution of this Agreement, Borrower waives any right to claim consequential, exemplary or punitive damages against Lender.

3.16 NOTICES. All notices given by any party hereunder and under the other Loan Documents shall be given in the manner provided in the deed to secure debt, mortgage or deed of trust on even date herewith (the "Security Instrument") given by Borrower to Lender to secure the Loan.

3.17 WAIVER OF SUBROGATION. Borrower, until the Loan is paid in full, hereby waives any and all rights of subrogation to Lender's rights or claims to the extent affecting the Security for the Loan.

3.18 NO THIRD PARTIES BENEFITED. By their execution of this Agreement, the parties hereto do not intend to create any rights of any kind or nature whatsoever in any third parties and no third parties shall have any rights hereunder.

3.19 HEADINGS. Headings of the sections of this Agreement are inserted for convenience only and shall not be, deemed to constitute a part hereof.

3.20 COUNTERPARTS. This Agreement may be executed in one or more counterparts (and by different parties on separate counterparts), each of which shall be deemed an original and all of which, when taken together, shall constitute one instrument.

                            SIGNATURE PAGE TO FOLLOW

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement as of the day and year first written above.

BORROWER:

YALE INVESTMENTS, LLC,
a Delaware limited liability company

    By:   SKECHERS U.S.A., INC.,
          a Delaware corporation, as the Sole Member and Manager
          of Yale Investments, LLC

          By:    /s/ DAVID WEINBERG         By:     /s/ PHILIP C. PACCIONE
             ---------------------------       --------------------------------
          Name:  David Weinberg             Name:   Philip C. Paccione
                ------------------------           ----------------------------
          Title: CFO                        Title:  General Counsel & Secretary
                 -----------------------            ---------------------------

LENDER:

MONY LIFE INSURANCE COMPANY,
a New York corporation

By:      /s/ THOMAS MCCAHILL
   ---------------------------------
Name:    Thomas McCahill
     -------------------------------
Title:   Sr. Vice President
      ------------------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

The land located in San Bernardino County, State of California, more particularly described as follows:

PARCELS 18 AND 23 OF PARCEL MAP NO. 9252, AS SHOWN BY MAP ON FILE IN BOOK 107 PAGE(S) 75 THROUGH 82, INCLUSIVE, OF PARCEL MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA;

ALSO EXCEPTING THEREFROM ALL MINERAL AND ALL MINERAL RIGHTS, OIL AND GAS AND RIGHTS THERETO TOGETHER WITH SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF, SAID MAINERALS BY ANY MEANS OR METHODS SUITABLE, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF SAID LANDS AND IN SUCH A MANNER AS NOT TO DAMAGE SURFACE OF SAID LANDS AS NOT TO INTERFERE WITH THE USE THEREOF, AS CONVEYED TO UNION PACIFIC LAND RESOURCES CORPORATION BY DEED RECORDED NOVEMBER 23, 1982 AS INSTRUMENT NO. 82-234011 OF OFFICIAL RECORDS.

NOTE: SAID LAND IS DESCRIBED AND DELINEATED AS LOT A IN THAT CERTAIN CERTIFICATE APPROVING A LOT LINE ADJUSTMENT NO. LL-99-15, RECORDED JANUARY 7, 2000 AS INSTRUMENT NO. 00-006152 OF OFFICIAL RECORDS.

                                   EXHIBIT "B"

                                    RENT ROLL

                                    RENT ROLL

----------------------------------------------------------------------------------------------------------

Suite No.     Tenant     Lease        Area        Comm.       Expiration   Minimum       Minimum      Exp.
                         Status       (sq. ft.)   Date        Date         Current       Annual Rate  Stop
                                                                           Annual                     ($psf)
                                                                           Rental
                                                                           ($psf)
----------------------------------------------------------------------------------------------------------

1670 S.       Skechers   Assigned     263,670     07/15/00    07/14/15    $3.90/sf/yr   $1,028,316    None
Champ-agne    USA,
Avenue        Inc.




--------------------------------------------------------------------
Fixed        CPI/Fixed    Rent    Total       Tenant       Security
Reimbur-     Increases            Occupied    Share        Deposit
sement                            Sq. Ft.


--------------------------------------------------------------------

NNN, tenant  Month 61: $92,285     100%        100%        $85,693
responsible  Month 96: CPI
for all      Month 132: CPI
operating    Month 168: CPI



I hereby certify this to
be true and accurate:


Yale Investments, LLC


By:
   ---------------------------------

Its:
    --------------------------------

Date:
     -------------------------------